UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Rand Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement Rand Capital Corporation

Rand Capital Corporation

2200 Rand Building
Buffalo, New York 14203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS

     The 2005 Annual Meeting of Shareholders of Rand Capital Corporation (the “Corporation”) will be held on Thursday, April 28, 2005 at 10:30 a.m. in Room 931, Rand Building, 14 Lafayette Square, Buffalo, New York, for the following purposes:

     1. To elect seven Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

     2. To consider and act upon such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 18, 2005 are entitled to notice of, and to vote at the meeting, and any adjournment thereof.

April 6, 2005	By order of the Board of Directors,
Buffalo, New York	Reginald B. Newman II
Chairman

Proxy 1

GENERAL INFORMATION
BENEFICIAL OWNERSHIP OF SHARES
COMMITTEES AND MEETING DATA
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
COMPENSATION
DIRECTOR COMPENSATION
PROFIT SHARING AND STOCK OPTION PLANS
FINANCIAL STATEMENTS AVAILABLE

Proxy Statement Rand Capital Corporation

Rand Capital Corporation

2200 Rand Building
Buffalo, New York 14203

Proxy Statement

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation (the “Corporation”) for the Annual Meeting of Shareholders to be held on April 28, 2005. Only shareholders of record at the close of business on March 18, 2005, are entitled to notice of and to vote at the meeting, and at any adjournment thereof. On that date the Corporation had outstanding shares of 5,718,934 Common Shares, par value $.10 per share (“shares”).

     Each share entitles the holder to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to the Corporation prior to the taking of a vote, or by voting in person at the meeting.

     Under the New York Business Corporation Law (the “BCL”) and the Corporation’s by-laws, the presence, in person or by proxy, of a majority of the outstanding common stock is necessary to constitute a quorum of the shareholders to take action at the annual meeting. The shares that are present at the meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Under the BCL and the Corporation’s by-laws, once a quorum is established, directors standing for election may be elected by a plurality of the votes cast.

     This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about April 6, 2005. A copy of the Corporation’s 2004 Annual Report, which contains financial statements, accompanies this Proxy Statement.

     The cost of soliciting proxies in the accompanying form will be borne by the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers and regular employees of the Corporation, who will receive no additional compensation therefore.

     The Corporation’s office is located at 2200 Rand Building, Buffalo, New York 14203; telephone number 716-853-0802.

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Proxy Statement Rand Capital Corporation

BENEFICIAL OWNERSHIP OF SHARES

     Unless otherwise indicated, the following table sets forth beneficial ownership of the Corporation’s shares on March 18, 2005, by (a) persons known to the Corporation to be beneficial owners of more than 5% of the outstanding shares, (b) the directors and nominees for director of the Corporation, and (c) all directors and officers of the Corporation as a group. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

		Amount and Nature of
Beneficial Owner		Beneficial Ownership (1)		Percent of Class(4)

(a)	More than 5% Owners:

	Willis S. McLeese	800,000	(2)	13.9%
	c/o 2200 Rand Building, Buffalo, NY

	Reginald B. Newman II	576,579		10.1%
	350 Essjay Road, Williamsville, NY

(b)	Nominees for Director

	Allen F. Grum	73,628		1.3
	Luiz F. Kahl	64,516		1.1
	Erland E. Kailbourne	10,000		*
	Ross B. Kenzie	155,000		2.7
	Willis S. McLeese	800,000	(2)	13.9
	Reginald B. Newman II	576,579		10.1
	Jayne K. Rand	193,976		3.4

(c)	All Directors and Officers as a group:

	Eight persons	1,923,699	(3)	33.6%

*	Less than 1%

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission.

(2)	These shares are owned by Colmac Holdings, Ltd., a corporation of which Mr. McLeese is the Chairman and principal owner.

(3)	Except as indicated above, members of the group have sole voting and investment power over these shares.

(4)	Percent of Class calculated based on 5,718,934 shares outstanding at Record Date.

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Proxy Statement Rand Capital Corporation

1. ELECTION OF DIRECTORS

     Seven Directors are to be elected at the meeting, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. Unless marked to the contrary, the proxies received will be voted FOR the election of the seven nominees below.

     Each of the nominees is presently a member of the Board of Directors and was elected at the Corporation’s last annual meeting of shareholders and was recommended for election by the Governance and Nominating Committee, which is comprised of the non-management, independent Directors. Each of the nominees has consented to serve as a director, if elected. If at the time of the meeting any nominee should be unable to serve, it is the intention of the person designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors.

Director Independence

     The Board of Directors affirmatively determined that each of the six non-management directors, Luiz F. Kahl, Erland E. Kailbourne, Ross B. Kenzie, Willis S. McLeese, Reginald B. Newman, II, and Jayne K. Rand is an independent director under the rules and guidelines of the NASDAQ and the Securities and Exchange Commission and, therefore, that a majority of a corporation’s seven-person Board of Directors is currently independent as so defined. The Board of Directors has determined that there are no relationships between the Corporation and the Directors classified as independent other than service on its Board of Directors and compensation paid to directors.

     The foregoing independence determination of the Board of Directors also included conclusions of the Board of Directors that:

•	each of the members of the Audit Committee, Governance and Nominating Committee, and Compensation Committee is independent under the standards described above for purposes of membership on each of those committees; and

•	each of the members of the Audit Committee also meets the additional independence requirements under SEC Rule 10A-3(b) and NASDAQ Rule 4350(d).

     Mr. Newman is currently serving as the “lead” independent director for purposes of scheduling and setting the agenda for the executive sessions of the independent directors. It is presently contemplated that these executive sessions will occur at least twice during the fiscal year ending December 31, 2005, in conjunction with regularly scheduled Board meetings, in addition to the separate meetings of the standing committees of the Board of Directors. Communications to the non-management directors as a group, or to the entire Board, should be addressed as follows: Reginald B. Newman, II, Security Holder Board Communications, 2200 Rand Building, Buffalo, New York, 14203. All security holder communications addressed in that manner will be delivered directly to Mr. Newman.

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Proxy Statement Rand Capital Corporation

Meeting Attendance

     Last year all directors attended the Annual Meeting of Stockholders, and they are expected to do so this year. A meeting of the Board of Directors will take place on the same day and at the same place as the Annual Meeting of Stockholders, and Directors are expected to attend all Board and Committee meetings of the Corporation. If a Director is unable to attend a Board meeting in person, participation by telephone is permitted, and in that event the Director would not attend the Annual Meeting of Stockholders.

Information Regarding the Nominees

Name and Year
Became a Director
of the Company	Age	Principal Occupation
Allen F. Grum 1996	47	He has served as the President and Chief Executive Officer of the Corporation since January 1996. Prior to becoming President, Mr. Grum served as Senior Vice President of the Corporation commencing in June 1995. From 1994 to 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum serves on a variety of Boards of Directors in which the Corporation has an investment.

Luiz F. Kahl 1997	67	He has been the President of The Vector Group, LLC, Williamsville, NY, a private investment company, since February 1996. Prior thereto, he was the President of the Carborundum Company, and Chief Executive Officer of BP Advanced Materials, Niagara Falls, NY, subsidiaries of British Petroleum plc, manufacturers of high technology ceramic materials since 1983. Mr. Kahl also serves on the Board of Directors of the Greater Buffalo Savings Bank, UB Foundation Board of Trustees, and is the Chairman of the Niagara Frontier Transportation Authority.

Erland E. Kailbourne 1999	63	From May 2002 until March 2003, he was Chairman and Interim CEO of Adelphia Communications. (Adelphia filed a petition under Chapter 11 of the United States Bankruptcy Code in June 2002.) He retired as Chairman and Chief Executive Officer (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc., in 1998. He was Chairman and Chief Executive Officer of Fleet Bank, also a subsidiary of Fleet Financial Group, Inc., from 1993 until its merger into Fleet National Bank in

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Proxy Statement Rand Capital Corporation

Name and Year
Became a Director
of the Company	Age	Principal Occupation
		1997. He is a current member of the New York State Banking Board and a Director of the New York ISO Board, The John R. Oishei Foundation, Albany International Corporation, Allegany Co-op Insurance Company and USA Niagara Development Corp.

Ross B. Kenzie 1996	73	Mr. Kenzie has been retired since 1989. Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY, a savings bank, since 1980. Prior thereto, Mr. Kenzie was Executive Vice President and Director of Merrill Lynch Pierce Fenner & Smith as well as Merrill Lynch & Co. Mr. Kenzie also serves on the Board of Directors of Biophan Technologies, Inc., a development company specializing in highly marketable business device technologies and is a former Director of Merchants Insurance Company.

Willis S. McLeese 1986	91	Since 1976, Mr. McLeese has been the Chairman of Colmac Holdings Limited, Toronto, Canada, which develops, owns and operates cogeneration and alternative energy electric power generating plants.

Reginald B. Newman II 1987	67	Mr. Newman has been Chairman of the Board since 1996. Mr. Newman is the Chairman of NOCO Energy, Corp., Tonawanda, NY, a petroleum distributor. Mr. Newman is also a director of M&T Bank Corporation, a financial institution headquartered in Buffalo, NY.

Jayne K. Rand 1989	44	Since 1993, Miss Rand has been a Vice President of M&T Bank.

COMMITTEES AND MEETING DATA

     The following Committees of the Board of Directors for the year 2004 consisted of:

Governance and
Compensation Committee	Nominating Committee	Audit Committee

Luiz F. Kahl	Erland E. Kailbourne	Ross B. Kenzie
Willis S. McLeese	Ross B. Kenzie	Luiz F. Kahl
Jayne K. Rand	Jayne K. Rand	Erland E. Kailbourne
Jayne K. Rand

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Proxy Statement Rand Capital Corporation

     In 2004 the full Board met on four occasions, the Audit Committee met six times, the Governance and Nominating Committee met twice and Compensation Committee met once. All incumbent directors attended 100% of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board that the respective director was eligible to attend during 2004.

Compensation Committee

     The Compensation Committee is responsible for setting the compensation of senior executive officers, reviewing the criteria that form the basis for management’s recommendations for officer and employee compensation and reviewing management’s recommendations in this regard.

     The 2004 and 2005 compensation levels of the President and Executive Vice President were determined by the Committee and submitted by the Chairman to the Board of Directors for approval.

Governance and Nominating Committee

The primary purposes of the Governance and Nominating Committee include:

•	developing, recommending to the Board and assessing corporate governance policies for the Corporation;

•	overseeing the evaluation of the Board;

•	recommending to the Board of Directors the individuals qualified to serve on the Corporation’s Board of Directors for election by shareholders at each annual meeting of shareholders and to fill vacancies of the Board of Directors; and

•	implementing the Board’s criteria for selecting new directors.

The Governance and Nominating Committee Charter can be accessed at the Corporation’s website www.randcapital.com.

Nomination of Directors

     The Corporation’s Governance and Nominating Committee as part of its Charter performs nominating committee functions and oversees the search for qualified individuals to serve on the Board.

     The Corporation seeks directors who have the appropriate skills and characteristics required including; business experience and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board. The Corporation identifies new director candidates from prominent business persons and professionals in the communities it serves. The Corporation considers nominees of shareholders in the same manner as other nominees.

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Proxy Statement Rand Capital Corporation

     Once a board vacancy is identified, the Committee may identify a replacement candidate to the Board of Directors. The Board may appoint the new director to fill the unexpired term of the seat. Annually, the Governance and Nominating Committee will recommend a slate of new and/or continuing candidates to the Board of Directors. The Board will select a slate of nominees for director from recommendations of the Governance and Nominating Committee, and submit the slate of nominees to shareholders at the Corporation’s Annual Meeting for voting.

     The Corporation’s by-laws provide that an Annual Meeting of Shareholders shall be held on the fourth Tuesday in April, or such other time within 30 days before or after such date as the Chairman or Board of Directors shall determine. The number of Directors is determined by the Board of Directors, shall not be less than three.

Procedure for Shareholders to Nominate Directors

     Any shareholder who intends to present a director nomination proposal for consideration at the 2006 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2006 Annual Meeting must deliver a written copy of the proposal to the Corporation no later than the deadline, and in accordance with the procedures, specified under “Shareholder Proposals” in this proxy statement, and in accordance with the requirements of SEC Rule 14a-8.

     If a shareholder does not comply with the foregoing procedures, the shareholder may use the procedures set forth in the Corporation’s by-laws, although the Corporation would not in the latter case be required to include the nomination as a proposal in the proxy statement and proxy card mailed to stockholders in connection with the next annual meeting.

     The shareholder nomination proposal referred to above must set forth (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the shareholder is a shareholder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the proposal; (3) a description of the arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations to be made by the shareholder; (4) such other information regarding each nominee proposed by the shareholder as would have been required to be included in a proxy statement filed under the proxy rules of the SEC had each nominee been nominated or intended to be nominated by the Board of Directors; and (5) the consent of each nominee to serve as a director of Corporation if elected. The Nominating Committee may refuse to acknowledge a proposal for the nomination of any person not made in accordance with the foregoing procedure. Recommendations for nominees should be sent to: Rand Capital Corporation, Attention: Board Nominations, 2200 Rand Building, Buffalo, New York 14203.

     The Corporation did not receive any nominations from shareholders for the 2005 Board of Director elections.

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Proxy Statement Rand Capital Corporation

Code of Business Conduct and Ethics

     Rand has adopted a Code of Ethics which applies to Rand’s chief executive officer, chief financial officer, and controller, and a Business Ethics Policy applicable to the Corporation’s directors, officers and employees. The Code of Ethics and the Business Ethics Policy are available in the Governance section of the Corporation’s website located at www.randcapital.com. They are also available in print to any shareholder who requests it. Rand will disclose any substantive amendments to or waiver from provisions of the Code of Ethics made with respect to the chief executive officer, chief financial officer or controller via its website.

Audit Committee

     The Audit Committee of the Board of Directors of Rand Capital Corporation is composed of four directors, each of which are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ (NASD) listing standards. In 2004, the Corporation’s Board of Directors designated Ross B. Kenzie as the Audit Committee financial expert (as defined by Securities and Exchange Commission (SEC) regulations). Mr. Kenzie is an independent member of the Corporation’s Board of Directors (as defined by SEC and NASD regulations).

     The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors. The Charter was included as an appendix to the 2004 proxy statement, and will be included with future proxy filings every three fiscal years or more currently as required by SEC regulations. The Charter can also be accessed on the Corporation’s website at www.randcapital.com. The Committee reviews the scope and results of the annual audit, receives reports from the Corporation’s Independent public accountants, and reports the Committee’s findings and recommendations to the Board of Directors.

     The Audit Committee has adopted necessary reporting procedures for the confidential submission, receipt, retention and treatment of accounting and auditing complaints.

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Proxy Statement Rand Capital Corporation

Independent Auditor Appointment

     Independent Auditors Appointment

     Rand Capital Corporation’s Audit Committee has appointed the Corporation’s current independent auditors, Freed Maxick & Battaglia, CPA’s, PC, “Freed”, to examine the accounts of the Corporation for the 2005 fiscal year. The Committee approving such selection are not “interested persons” of the Corporation as defined in the 1940 Act. Freed audited the accounts of the Corporation for the 2004 fiscal year.

     On September 22, 2003, Deloitte & Touche LLP (“Deloitte”) communicated to Rand Capital Corporation and Rand Capital SBIC, L.P. (collectively “Rand” or” Registrant”) that, although Deloitte would be willing to conduct the audit of Rand’s financial statements as of and for the year ended December 31, 2003, Deloitte would not continue as Rand’s auditor for periods subsequent to December 31, 2003. Further, on October 16, 2003, Deloitte communicated this to the Rand Board of Directors.

     On December 11, 2003, the Audit Committee engaged Freed Maxick & Battaglia, CPA’s, PC (Freed) as its independent auditors for the fiscal year ended December 31, 2003, and dismissed Rand’s former independent auditors, Deloitte & Touche LLP (Deloitte), effective as of that date.

     Deloitte had performed quarterly review procedures for the Corporation for the first three calendar quarterly periods in 2003. In addition, Deloitte performed the audit for the fiscal years ended December 31, 2002 and 2001.

     The reports of Deloitte on the Registrant’s financial statements for each of the two fiscal years ended December 31, 2002 and 2001 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period preceding the date of Deloitte’s dismissal, there have been no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in its reports on the Registrant’s financial statements.

     Registrant (or someone on its behalf) did not consult with Freed in connection with its fiscal years ended December 31, 2002 or 2001, and through the date of this report with respect to any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, occurred with respect to the Registrant’s 2002 and 2001 fiscal years or the subsequent interim period through December 11, 2003 preceding the dismissal of Deloitte.

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Proxy Statement Rand Capital Corporation

     A representative of Freed Maxick & Battaglia, CPA’s, PC is expected to be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

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Proxy Statement Rand Capital Corporation

Independent Accountant Fees

     The aggregate fees for each of the last two fiscal years for services rendered by Freed Maxick & Battaglia, CPA’s, PC (Freed) and Deloitte & Touche LLP (Deloitte) are as follows:

     Audit Fees

     This category consists of fees for the audit of annual financial statements, review of financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

     Freed provided professional services for the audit of the Corporation’s annual financial statements for the Fiscal years ended December 31, 2003, and 2004. Freed’s audit fees were $32,000 and $37,500, respectively, for these services.

     Deloitte provided professional services for the audit of the Corporation’s financial statements at December 31, 2002 and the quarterly reviews of the financials included in the Corporation’s 2003 Form 10Q filings. Deloitte billed the Corporation $42,597 in 2003 for these services.

     Audit Related Fees

     This category consists of assurance and related services by the independent auditor that are reasonably related to the performance of the audit and review of financial statements and are not reported under audit fees.

     For the fiscal years ended December 31, 2004 and 2003, the Corporation did not incur any fees for assurance and related services.

     Tax Fees

     This category consists of professional services rendered by the independent auditor for tax compliance and tax planning. The services for the fees disclosed under this category include tax preparation and technical advice.

     During the fiscal year ended December 31, 2004, the Corporation was billed $7,915 in tax fees by Freed and for the fiscal ended December 31, 2003, the Corporation was billed $13,740 in tax fees by Deloitte & Touche, LLP.

     All Other Fees

     This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees.

     For the fiscal years ended December 31, 2004 and 2003, the Corporation did not receive any products or services in this category from Freed or Deloitte.

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Proxy Statement Rand Capital Corporation

     For fiscal years 2004 and 2003, 100% of the services described in each of the above were pre-approved by the Audit Committee. There were no non-audit services performed during 2004.

     The Corporation’s annual audit, quarterly review and tax related fees which are estimated to be paid during the year are submitted annually to the Audit Committee for their review and pre-approval and then budgeted for by the Corporation. All other non-audit services must be pre-approved by the Audit Committee prior to engagement, as required by the Committee’s Charter.

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Proxy Statement Rand Capital Corporation

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of Rand Capital Corporation is composed of four directors who are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors, that is reviewed annually by the Audit Committee. A copy of the charter was included as an appendix to the 2004 proxy statement. The Corporation’s management is responsible for its internal accounting controls and the financial reporting process. The Corporation’s independent auditors, Freed Maxick & Battaglia, CPA’s, PC, are responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a response thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In keeping with its responsibility, the Audit Committee met six times in 2004.

     The Audit Committee has reviewed and discussed the Corporation’s audited consolidated financial statements with management. In addition, the Audit Committee has discussed with the Corporation’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communications with Audit Committees”).

     The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and has discussed with the independent auditors their independence. The Audit Committee also has considered whether the independent auditor’s provision of non-audit services to the Corporation is compatible with Freed Maxick’s independence.

     Based on the Audit Committee’s discussions with management and the independent auditors, the Audit Committee’s review of the representations of management, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Rand Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

     This report is respectfully submitted by the Audit Committee of the Board of Directors.

Ross B. Kenzie (Chairman)
Luiz F. Kahl
Erland E. Kailbourne
Jayne K. Rand

     The information provided in the preceding Audit Committee Report will not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.

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Proxy Statement Rand Capital Corporation

EXECUTIVE OFFICERS

     In addition to Mr. Grum, the executive officers of the Corporation include:

     Daniel P. Penberthy, 41, has served as Treasurer of the Corporation since August 1997. Since January 2002, Mr. Penberthy has served as Senior Vice President, and he has continued to serve as the Chief Financial Officer since 1997. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy served as a Senior Associate with the Greater Buffalo Development Foundation, a regional business development organization. Prior to 1990, Mr. Penberthy was employed by KPMG, a public accounting firm.

COMPENSATION

     The following table sets forth information with respect to the compensation paid or accrued by the Corporation in the 2004 fiscal year to each director, and to each executive officer of the Corporation with aggregate compensation from the Corporation in excess of $60,000. The Corporation is not part of a fund complex.

	Aggregate	Pension or Retirement Benefits Accrued
Name and Position	Compensation	as Part of Company Expenses
Allen F. Grum, President, Director	$185,524	$10,174	(1)
Erland E. Kailbourne, Director	$8,700	0
Ross B. Kenzie, Director	$8,700	0
Willis S. McLeese, Director	$5,350	0
Reginald B. Newman, II, Director	$5,000	0
Jayne K. Rand, Director	$9,000	0
Luiz F. Kahl, Director	$8,350	0
Daniel P. Penberthy, Treasurer	$115,564	$6,906	(1)

(1)	Included within the indicated compensation payment of Corporation contributions to the Corporation’s 401(k) Profit Sharing Plan. To date an aggregate of $131,760 has been deferred for payment to Mr. Grum and Mr. Penberthy. Under the plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction. For eligible employees, the Corporation makes a flat contribution of 1% of compensation and matches an eligible contribution of up to a maximum of five percent (5%). In addition, the Corporation may contribute an annual discretionary amount as determined by the Board of Directors. In 2004, the Corporation did not make a discretionary contribution to the 401(k) Plan.

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Proxy Statement Rand Capital Corporation

DIRECTOR COMPENSATION

     During 2004, under the Corporation’s standard compensation arrangements with directors, each non-employee director received an annual fee of $2,000 plus $1,000 for attendance at each meeting of the Board of Directors. The Audit Committee members received $500 for each meeting attended and the Compensation and Governance and Nominating Committee members received $350 for each meeting attended. The Board of Directors has limited director compensation to no more than $9,000 annually.

PROFIT SHARING AND STOCK OPTION PLANS

     In July 2001, the shareholders of the Corporation authorized the establishment of an Employee Stock Option Plan (the “Plan”). The Plan provides for an award of options to purchase up to 200,000 common shares to eligible employees. In 2002, the Corporation placed the Plan on inactive status as it developed a new profit sharing plan for the Corporation’s employees in connection with the establishment of its SBIC subsidiary. As of December 31, 2004, no stock options had been awarded under the Plan. Because Section 57(n) of the 1940 Act prohibits maintenance of a profit sharing plan for the officers and employees of a Business Development Company (BDC) where any option, warrant or right is outstanding under an executive compensation plan, no options will be granted under the Plan while any profit sharing plan is in effect with respect to the Corporation.

     The Corporation established a Profit Sharing Plan for its executive officers in accordance with Section 57(n) of the Investment Company Act of 1940 (the “1940 Act”). There were no contributions to the profit sharing plan for 2004 and 2003. The Plan provides for an annual accrual amount based on the net realized capital gains and unrealized depreciation of Rand Capital SBIC, L.P. for the period. Participants in the Plan vest in the annual accrual amounts over a four year period, beginning February 1, 2002 (commencement date). As long as the Profit Sharing Plan is in effect, no options will be issued under the Plan.

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and persons who own more than ten percent of the Corporation’s stock, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes to stock ownership. Reporting persons are required by SEC regulations to furnish the Corporation with all Section 16(a) reports they file.

     To the Corporation’s knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2004.

Directors’ and Officer’s Liability Insurance

     The Corporation has an insurance policy from American International Specialty Lines Insurance Company that indemnifies (1) the Corporation for any obligation incurred as a result of the Corporation’s indemnification of its directors and officers under the provisions of the New York

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Proxy Statement Rand Capital Corporation

Business Corporation Law and the Corporation’s by-laws, and (2) the Corporation’s directors and officers as permitted under the New York State Business Corporation Law and the Corporation’s by-laws. The policy covers all directors and officers of the Corporation for 12 months ending December 2005 for a total premium of $46,017.31. No sums have been paid to the Corporation or its officers under the insurance contract.

2. OTHER BUSINESS

     The Corporation does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

Shareholder Proposals for the 2006 Annual Meeting

     Shareholder proposals intended to be presented at the 2006 Annual Meeting of Shareholders must be received at the Corporation’s offices not later than December 6, 2005, to be considered for inclusion in the Corporation’s proxy statement and form of proxy for that meeting.

April 6, 2005	By Order of the Board of Directors
Reginald B. Newman II
Chairman of the Board

     It is important that proxies be promptly returned. Shareholders are urged to sign, date and return the proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

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Proxy Statement Rand Capital Corporation

Multiple Copies of our Annual Report and Proxy Statement (Householding)

     When more than one holder of Rand common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Rand common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

     Rand will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name”, at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Elspeth A. Donaldson, Office Manager, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203, telephone (716) 853-0802 or email her at edonaldson@randcapital.com. You may also access a copy of Rand’s annual report and proxy statement on our website, www.randcapital.com or at the SEC’s home page, www.sec.gov.

     You may also contact Ms. Donaldson at the address or telephone number above if you are a shareholder of record of Rand and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

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Proxy Statement Rand Capital Corporation

FINANCIAL STATEMENTS AVAILABLE

     A copy of the Corporation’s 2004 Annual Report containing audited financial statements accompanies this Proxy Statement

     The Corporation will provide without charge to each stockholder upon written request a copy (without exhibits, unless otherwise requested) of the Corporation’s Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2004. Requests for copies should be addressed to Investor Relations, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York, 14203. Requests may also be directed to (716) 853-0802 or to edonaldson@randcapital.com on the internet. Copies may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov.

FINAL PAGE OF PROXY

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RAND CAPITAL CORPORATION
2200 Rand Building
Buffalo, New York 14203
2005 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the “Company”) held of record by the undersigned at the annual meeting of shareholders to be held on April 28, 2005 or any adjournment hereof.

    1. ELECTION OF DIRECTORS:

        Election of A.F. Grum; L.F. Kahl; E.E. Kailbourne; R.B. Kenzie; W.S. McLeese; R.B. Newman II; and J.K. Rand

☐ FOR all nominees (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY for all nominees

INSTRUCTIONS: To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below.

    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated:	, 2005

Signature

Signature (if held jointly)

Please sign exactly as names appears to the left. When signing as a Trustee, Executor or Administrator, or Guardian, give title as such. All joint owners should sign. If a corporation, please sign in full corporate name by authorized officer, giving title. If a partnership, please sign in partnership name by authorized persons.

Please Date, Sign and Promptly Return in the Enclosed Envelope.